UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         14a-6(e)(2))

|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Materials Under Rule 14a-12

                         EVOLUTION PETROLEUM CORPORATION
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                         EVOLUTION PETROLEUM CORPORATION
                             820 Gessner, Suite 1340
                              Houston, Texas 77024

Dear Stockholder:

         You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Evolution Petroleum Corporation (formerly known as Natural Gas Systems, Inc.) (the "Company"). The meeting will be held at the Company's offices at 820 Gessner, Suite 1340, Houston, Texas 70024 at 2:00 p.m., local time, on Wednesday, December 6, 2006.

         The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes two items to be voted on by our stockholders. At the Meeting, I will also report on the Company's current operations and will be available to respond to questions from stockholders. Recording devices will not be permitted in the meeting.

         Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting.

         I hope you will join us.

                                           Sincerely,


                                           /s/ Robert S. Herlin
                                           -------------------------------------
                                           Robert S. Herlin, President and Chief
                                           Executive Officer and Director

                         EVOLUTION PETROLEUM CORPORATION
                             820 Gessner, Suite 1340
                              Houston, Texas 77024

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held on December 6, 2006

         Notice is hereby given to the holders of common stock, $.001 par value per share, of Evolution Petroleum Corporation (formerly known as Natural Gas Systems, Inc.) (the "Company") that the Annual Meeting of Stockholders will be held at the Company's offices at 820 Gessner, Suite 1340, Houston, Texas 77024, on Wednesday, December 6, 2006, at 2:00 p.m., local time, for the following purposes:

         (1) To elect five directors to serve until the 2007 Annual Meeting of Stockholders;

         (2) To ratify the appointment by the Audit Committee of the Board of Directors of the Company's independent auditors for the fiscal year ending June 30, 2007; and

         (3) To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         Only those stockholders of record at the close of business on October 27, 2006 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

                                         By Order of the Board of Directors


Houston, Texas                           /s/ Laird Q. Cagan
November 6, 2006                         ---------------------------------------
                                         Laird Q. Cagan, Secretary


         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

                         EVOLUTION PETROLEUM CORPORATION
                             820 Gessner, Suite 1340
                              Houston, Texas 77024

                         ANNUAL MEETING OF STOCKHOLDERS
                         to be held on December 6, 2006

                                 PROXY STATEMENT

         This Proxy Statement is furnished to holders of common stock, $.001 par value per share, of Evolution Petroleum Corporation, a Nevada corporation (formerly known as Natural Gas Systems, Inc.), in connection with the solicitation of proxies by our Board of Directors for use at our 2006 Annual Meeting of Stockholders to be held at 2:00 p.m., local time, at our Company's offices at 820 Gessner, Suite 1340, Houston, Texas 77024, on Wednesday, December 6, 2006, and at any postponement or adjournment thereof.

         This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about November 6, 2006.

What is the purpose of the Annual Meeting?

         At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which is the election of directors and the ratification of the appointment of our independent auditors. In addition, management will report on our performance during the fiscal year ended June 30, 2006, which we refer to as fiscal 2006, and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

         Only stockholders of record at the close of business on October 27, 2006 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

What are the voting rights of the holders of our common stock?

         Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. With regard to the election of directors, the five nominees receiving the greatest number of votes cast will be elected provided a quorum is present. On each other matter to be presented, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote will be necessary to approve the matter.

         Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.

What constitutes a quorum?

         Our Bylaws provide that the presence, in person or by proxy, of the holders of a majority of outstanding shares of our common stock at our Annual Meeting shall constitute a quorum.

         For the purpose of determining the presence of a quorum, proxies marked "withhold authority" or "abstain" will be counted as present. Shares represented by proxies that include broker non-votes will also be counted as shares present for purposes of establishing a quorum. On October 27, 2006, the record date, there were 26,652,005 shares of our common stock issued and outstanding and such shares are the only shares entitled to vote at the Annual Meeting.

What are the Board's recommendations?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of the Proposals in this Proxy Statement. In summary, the Board recommends a vote FOR election of the directors named in this Proxy Statement (see Proposal I), and FOR the ratification of the appointment of Hein & Associates LLP as our independent auditors (See Proposal II).

         The proxy holders will vote in their discretion with respect to any other matter that properly comes before the Annual Meeting.

Proxies

         If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Annual Meeting and at any postponement or adjournment thereof in accordance with the instructions indicated on the proxy and IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED (1) "FOR" THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND (2) AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXIES.

         A stockholder who has returned a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting to Evolution Petroleum Corporation a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Evolution Petroleum Corporation, 820 Gessner, Suite 1340, Houston, Texas 77024, Attention: Sterling
H. McDonald.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The Bylaws of our company provide that the Board of Directors shall consist of a minimum of one member. The size of the Board of Directors is currently set at five members. Each director shall be selected for a term of one year and until his successor is elected and qualified.

         The following is information concerning the nominees for election.

Nominees


     Name             Age                   Principal Occupation

Laird Q. Cagan        48        Mr. Cagan has served as our Chairman of the
                                Board and Secretary since May 2004. Mr. Cagan is a co-founder, and, since 2001, has been Managing
                                Director, of Cagan McAfee Capital Partners, LLC, a technology-focused private equity firm in Cupertino, California. He also serves as President of Cagan Capital, LLC, a merchant bank he formed in 1990. From 1999 to 2001, he served as Chairman and Chief Executive Officer of
                                BarterNet Corporation, a worldwide Internet B2B exchange. Mr. Cagan attended M.I.T. and received a BS and an MS degree in engineering, and an MBA, from Stanford University. He is a member of the Young Presidents Organization. Please also see "Certain Relationships and Related
                                Transactions."

Robert S. Herlin      51        Mr. Herlin has been President, Chief Executive
                                Officer and a Director of our company since May
                                2004. Prior to the merger of Natural Gas
                                Systems, Inc. ("Old NGS") into our company, Mr.
                                Herlin served as President, Chief Executive
                                Officer and Director of Old NGS. He is
                                responsible for all of our operations,
                                development of our business model, identifying acquisitions of applicable oil and gas properties, developing our operating team and creating, establishing and maintaining industry partnerships. Mr. Herlin has 23 years of experience in energy transactions, operations and finance with small independents, larger independents and major integrated oil companies.
                                Since 2003, Mr. Herlin has also served as a Partner with Tatum CFO, a financial advisory firm that provides executive officers on a part-time or full-time basis to clients. From
                                2001 to 2003, Mr. Herlin served as Senior Vice
                                President and Chief Financial Officer of
                                Intercontinental Towers Corporation, an
                                international wireless infrastructure company.
                                From 1997 to 2001, he was employed at Benz
                                Energy, Inc., an oil and gas company, most recently as President. Mr. Herlin also serves on the board of directors of Boots and Coots Group, an oil field services company. Mr. Herlin graduated with honors from Rice University with B.S. and M.E. degrees in chemical engineering and has an MBA from Harvard University.

William Dozier        54        Mr. Dozier has served as a director of our
                                company since December 2005. Mr. Dozier is an independent consultant based in Tulsa and Houston since 2005. From 1992 to 2005, Mr.
                                Dozier served as Vice President of Operations, and most recently as Senior Vice President for Business Development, for Vintage Petroleum, a large publicly traded independent oil and gas company recently acquired by Occidental
                                Petroleum. From 1983 to 1992, he was Manager of
                                Operations Engineering for Santa Fe Minerals.
                                Mr. Dozier began his career with Amoco
                                Production in 1975, working in all phases of production, reservoir evaluations, drilling and completions in the Mid-Continent and Gulf Coast areas. He is a licensed petroleum engineer with a B.S. Degree in Petroleum Engineering from the University of Texas. Mr. Dozier serves as
                                Chairman of our Compensation Committee.

Gene Stoever          68        Mr. Stoever has served as a director of our
                                company since May 2004. In 1993, Mr. Stoever retired from KPMG Peat Marwick after 32 years of service, including 24 years as a partner. Since
                                1994, he has acted as an independent consultant.
                                From 1999 to 2004, he served as a trustee of the Sterling Diagnostic Imaging and SDI Liquidating
                                Trust, and from 2001 to 2005 he served as a Director of Exopack, LLC, a flexible packaging company. He also serves as a director and Chairman of the Audit Committee of Propex
                                Fabrics, Inc., a global provider of woven and non-woven polypropylene products. Mr. Stoever earned his B.B.A. degree in accounting with honors from the University of Texas at Austin, is a Certified Public Accountant in the State of Texas and is a current member of the Texas
                                Society of Public Accountants. Mr. Stoever serves as Chairman of our Audit Committee.

E. J. DiPaolo         53        Mr. DiPaolo has served as a director of our
                                company since May 2004. Mr. DiPaolo has served as an Energy Advisor to Growth Capital Partners,
                                L.P., an investment banking company, since 2003.
                                From 2002 to the present, Mr. DiPaolo has served as an independent energy producer. From 1976 to 2002, Mr. DiPaolo was with Halliburton Company, most recently as Group Senior Vice President of Global Business Development, where he was responsible for the management of overall customer relationships with the companies within Halliburton's upstream businesses, including
                                Halliburton Energy Services, Brown and Root
                                Energy Services, and Landmark Graphics and
                                Wellstream. Previously, Mr. DiPaolo was the
                                North American Regional Vice President and Far
                                East Regional Vice President for Halliburton, accountable for the overall operation of Halliburton Energy Services in those regions.
                                Mr. DiPaolo also serves on the Board of
                                Directors of Boots and Coots Group, an oil field services company, and Edgen Corporation, a pipe distribution company. He received his undergraduate degree in agricultural engineering from West Virginia University in 1976 where he currently serves on the Advisory Board of the College of Engineering. DiPaolo serves as Chairman of our Nominating Committee.

         We believe that the nominees will be available and able to serve as directors. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                       NOMINEES FOR ELECTION AS DIRECTORS.

Meetings of the Board of Directors and Committees

         Board of Directors.

         The property, affairs and business of our company are under the general management of our Board of Directors as provided by the laws of Nevada and our Bylaws. We have standing Audit, Compensation and Nominating Committees of the Board of Directors. The Board of Directors held six meetings during fiscal 2006. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings held by all committees of the Board on which he served during fiscal 2006.

         Audit Committee.

         The Board of Directors has instructed the Audit Committee to meet periodically with our management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss our financial statements, recommend to our board the independent auditors to be retained, and receive and consider the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest. A copy of the written charter adopted by the Board of Directors for the Audit Committee and as currently in effect is included on our website, www.evolutionpetroleum.com. The Audit Committee is composed of Mr. Gene Stoever, Chairman, and Messrs. E.J. DiPaolo and William Dozier. Each member of the Audit Committee is "independent," as such term is defined in the listing standards for companies listed on the American Stock Exchange. Each member of the Audit Committee also satisfies the Securities and Exchange Commission's additional independence requirements for members of audit committees. The Board has determined that Mr. Stoever is an "audit committee financial expert" as defined under Item 401(e)(2) of Regulation SB of the Securities Act of 1933. The Audit Committee met four times during fiscal 2006.

         Compensation Committee.

         The Compensation Committee is authorized to review annual salaries and bonuses of our officers and has the authority to determine the recipients of options, the time or times at which options shall be granted, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option under our stock option plan. In addition, the Compensation Committee recommends to the full Board the compensation of our Chief Executive Officer. The members of the Compensation Committee consist of Mr. Dozier, Chairman, and Messrs. Stoever and DiPaolo. A copy of the written charter adopted by the Board of Directors for the Compensation Committee and as currently in effect is included on our website, www.evolutionpetroleum.com. Each member of the Compensation Committee is "independent," as such term is defined in the listing standards for companies listed on the American Stock Exchange. The Compensation Committee met four times during fiscal year 2006.

         Nomination of Directors.

         The Nominating Committee, the members of which are currently Mr. DiPaolo, who serves as Chairman and Messrs. Stoever and Dozier, is responsible for identifying, screening, and recommending qualified candidates to serve on our Board of Directors. A copy of the written charter adopted by the Board of Directors for the Nominating Committee and as currently in effect is included on our website, www.evolutionpetroleum.com. Pursuant to its charter, the Nominating Committee is directed, among other things, to: develop and recommend to the Board specific guidelines and criteria for selecting nominees to the Board; formulate a process to identify and evaluate candidates to be recommended; review periodically compensation programs for non-employee directors and make recommendations for changes when appropriate; and evaluate the performance of incumbent members of the Board to determine whether to recommend such persons for re-election. Each member of the Nominating Committee is "independent," as defined in the listing standards for companies listed on the American Stock Exchange. Because the Nominating Committee was only recently formed, it has not yet held any meetings, although all of the members approved the appointment of the director nominees.

         It is our policy that the Nominating Committee consider recommendations for the nomination of directors submitted by our significant, long-term stockholders (generally, stockholders that have beneficially owned more than 5% of our outstanding shares for at least two years). The Nominating Committee will give consideration to such recommendations that have been submitted in accordance with procedural requirements adopted by the Nominating Committee. All such stockholder nominating recommendations must be in writing, addressed to the Nominating Committee, care of the Secretary at Evolution Petroleum Corporation, 820 Gessner, Suite 1340, Houston, Texas 77024. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. Stockholders wishing to recommend nominees for election as directors at an annual meeting should submit such recommendation, together with any relevant information that they wish the Nominating Committee to consider, no later than 120 days prior to such annual meeting of stockholders.

         In addition to the foregoing, stockholders may nominate directors for election without consideration by the Nominating Committee so long as we are provided with proper notice of such nomination, which notice includes all the information required pursuant to Regulation 14A under the Securities Exchange Act of 1943, as amended, including the consent to serve as a director.

         Code of Ethics.

         We have adopted a formal code of conduct that applies to all of our employees, officers and directors. You can access the latest copy of our Code of Business Conduct and Ethics on our website, www.evolutionpetroleum.com.

         Stockholder Communications with the Board.

         Any stockholder can communicate with all directors or with specified directors by sending a letter to our Secretary at the address set forth under "Stockholder Proposals," below. All such letters will be forwarded to the entire Board or to the directors specified by the stockholder.

         Compensation of Directors

         Our non-employee directors are paid $25,000 per fiscal year. We also reimburse our non-employee directors for any direct expenses they incur in their capacity as directors.

          On October 22, 2004, our board approved the grant of options to purchase up to 100,000 shares of common stock at an exercise price of $1.27 per share, 85% of the closing market price of our common stock as of the grant date of such options, to each of two of our non-employee board members, Messrs. Gene Stoever and Jed DiPaolo. On December 12, 2005, the foregoing options were cancelled and new, fully vested options were issued to such directors with an exercise price of $1.27 per share, a price that exceeded the closing market price of our common stock as of the grant date of such options. On December 12, 2005, our board approved the grant of options to purchase up to 100,000 shares of common stock with an exercise price of $1.21 per share, the closing market price of our common stock as of the grant date of such options, to our other non-employee board member, William Dozier. These options vest annually over a two-year period beginning December 12, 2005, the date of Mr. Dozier's election to our board. On August 22, 2005, we granted options to purchase up to 28,000 shares of our common stock at an exercise price of $1.10 per share, the closing market price of our common stock as of the grant date of such options, to each of Messrs. DiPaolo and Stoever. These options vested in full on August 22, 2006. On May 10, 2006, our board approved the grant of options to purchase up to 50,000, 50,000, and 25,000 shares of common stock with an exercise price of $3.03 per share, the closing market price of our common stock as of the grant date of such options, to Messrs Stoever, DiPaolo and Dozier, respectively. These options vest annually over a two year period from the date of grant.

         Laird Q. Cagan, chairman of our board, also earns compensation from our company through his relationship with our financial advisor, Cagan McAfee Capital Partners, LLC ("CMCP") and placement agent (Chadbourn Securities, Inc.). In addition, we reimburse CMCP for the costs of legal services performed by staff members of CMCP under the direction of our general counsel. Mr. Cagan is also reimbursed by us for documented travel expenses he incurs from time to time directly on our behalf. Please see "Certain Relationships and Related Transactions."

         Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the shares of our common stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of such forms received or written representations from the Reporting Persons, we believe that with respect to the fiscal year ended June 30, 2006, all the Reporting Persons complied with all applicable Section 16 filing requirements.

         Beneficial Owners of More Than Five Percent of Our Company's Common Stock; Shares Held by Directors and Executive Officers

         Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our common stock as of September 30, 2006 by (1) each person who is known by us to beneficially own more than five percent of our common stock; (2) each director and nominee for director; (3) each of the named executive officers listed in the Summary Compensation Table below under the caption "Executive Compensation"; and
(4) all executive officers and directors as a group. Shares of common stock that are subject to outstanding options and warrants that are presently exercisable or exercisable December 31, 2006 are deemed to be outstanding for purposes of computing the percentage ownership of the holder of the options and warrants, but not for any other person. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws where applicable.


                                                               Amount and Nature
                                                                 of Beneficial      Percentage of
        Name and Address of Beneficial Owner                       Ownership          Class (1)
------------------------------------------------------        -------------------------------------
Robert Herlin (2)(3)                                               1,875,000               6.8%

Sterling McDonald (2)(4)                                             456,250               1.7%

Laird Q. Cagan (5)(6)                                              7,701,808              28.6%

E.J. DiPaolo (2)(7)                                                  128,000                 *

Gene Stoever (2)(7)                                                  128,000                 *

William Dozier (2)(8)                                                 50,000                 *

Daryl Mazzanti (2)(9)                                                250,000                 *

Eric A. McAfee, P2 Capital LLC, Park Capital                       5,907,500              22.1%
 III and McAfee Capital LLC (5)(10)

Rubicon Master Fund (11)                                           1,360,000               5.1%

All executive officers and directors as a group                   10,589,058              36.8%
(seven persons) (3)(4)(6)(7)(8)(9)
------------------------------------------------------

         * Less than 1%

         (1)     Based on 26,652,005 shares outstanding on September 30, 2006.

         (2) Address: c/o Evolution Petroleum Corporation, 820 Gessner, Suite 1340, Houston, Texas 77024.

         (3) Includes (i) 1,000,000 shares directly held by Mr. Herlin; (ii) up to 390,625 shares of our common stock issuable upon exercise of options currently exercisable (or exercisable by December 31, 2006); and (iii) up to 484,375 shares of our common stock issuable upon exercise of warrants currently exercisable (or exercisable by December 31, 2006). Does not include (i) up to 359,375 shares of our common stock issuable upon the exercise of options and (ii) up to 203,125 shares of our common stock issuable upon the exercise of warrants, in each case not exercisable by December 31, 2006.

         (4) Represents (i) up to 428,125 shares of our common stock issuable upon the exercise of stock options currently exercisable (or exercisable by December 31, 2006) and (ii) up to 28,125 shares of our common stock issuable upon exercise of warrants currently exercisable (or exercisable by December 31, 2006). Does not include up to 443,750 shares of our common stock issuable upon the exercise of options and warrants not exercisable by December 31, 2006.

         (5) Address: c/o Cagan McAfee, 10600 N. De Anza Blvd., Suite 250, Cupertino, California 95014.

         (6) Includes (i) 6,448,000 shares directly held by Mr. Cagan; (ii) 1,000,000 shares held in trust by Mr. Cagan's two daughters;
                 (iii) currently exercisable warrants to acquire up to 171,308 shares of our common stock held by Mr. Cagan issued in connection with services rendered through Chadbourn Securities as our placement agent; and (iv) currently exercisable warrants to purchase up to 82,500 shares owned by Cagan McAfee Capital Partners, LLC ("CMCP"), out of a total of warrants to purchase up to 165,000 shares owned by CMCP, an entity in which Mr. Cagan owns a 50% interest and shares voting and dispositive power.

         (7) Represents 128,000 shares of our common stock issuable upon exercise of options currently exercisable (or exercisable by December 31, 2006). Excludes up to 50,000 shares of our common stock issuable upon exercise of options not exercisable by December 31, 2006.

         (8) Represents up to 50,000 shares of our common stock issuable upon exercise of options currently exercisable (or exercisable by December 31, 2006). Excludes up to 75,000 shares of our common stock issuable upon exercise of options not exercisable by December 31, 2006.

         (9) Includes up to 225,000 shares of our common stock issuable upon the exercise of options and warrants exercisable by December 31, 2006. Excludes up to 125,000 shares of our common stock issuable upon exercise of warrants and up to 350,000 shares of our common stock issuable upon exercise of options, in each case not exercisable by December 31, 2006.

         (10) Includes (i) 1,000,000 shares directly held by Mr. McAfee, (ii) 2,000,000 shares held by P2 Capital LLC, an entity owned 50% by Marguerite McAfee (Mr. McAfee's spouse) and 25% by each of Mr. and Mrs. McAfee's minor children (over which shares Mrs. McAfee holds sole dispositive and voting power), (iii) 2,700,000 shares held by McAfee Capital, LLC, an entity owned 50% by each of Mr. and Mrs. McAfee (over which shares Mr. and Mrs. McAfee share voting and dispositive power); (iv) 125,000 shares owned by Berg McAfee Companies, LLC (out of total of 250,000 shares owned by Berg McAfee Companies, LLC), an entity in which Mr. McAfee owns a 50% interest and shares voting and dispositive power; and (v) currently exercisable warrants to purchase 82,500 shares owned by Cagan McAfee Capital Partners, LLC ("CMCP"), out of a total of warrants to purchase 165,000 shares owned by CMCP, an entity in which Mr. McAfee owns a 50% interest and shares voting and dispositive power. Mr. McAfee disclaims beneficial ownership over all of the shares held by P2 Capital LLC and 50% of the shares held by Berg McAfee. McAfee Capital LLC disclaims beneficial ownership over all of the shares held by P2 Capital LLC.

         (11) Pursuant to investment agreements, each of Rubicon Fund Management Ltd., a company organized under the laws of the Cayman Islands, which we refer to in this prospectus as Rubicon Fund Management Ltd, and Rubicon Fund Management LLP, a limited liability partnership organized under the laws of the United Kingdom, which we refer to in this prospectus as Rubicon Fund Management LLP, Mr. Paul Anthony Brewer, Mr. Jeffrey Eugene Brummette, Mr. William Francis Callanan, Mr. Vilas Gadkari, Mr. Robert Michael Greenshields and Mr. Horace Joseph Leitch III share all investment and voting power with respect to the securities held by Rubicon Master Fund. Mr. Brewer, Mr. Brummette, Mr. Callanan, Mr. Gadkari, Mr. Greenshields and Mr. Leitch control both Rubicon Fund Management Ltd and Rubicon Fund Management LLP. Each of Rubicon Fund Management Ltd, Rubicon Fund Management LLP, Mr. Brewer, Mr. Brummette, Mr. Callanan, Mr. Gadkari, Mr. Greenshields and Mr. Leitch disclaim beneficial ownership of these securities.

Certain Relationships and Related Transactions

         Laird Q. Cagan, the Chairman of our Board of Directors, is a Managing Director of CMCP. CMCP performs financial advisory services for us pursuant to a written agreement and is paid a monthly retainer. In addition, Mr. Cagan is a registered representative of Chadbourn Securities, Inc. ("Chadbourn"), our non-exclusive placement agent for private financings. Pursuant to the agreement between Mr. Cagan, Chadbourn and us, we pay Chadbourn a placement fee based on the amount of securities placed by Chadbourn. Effective as of December 1, 2005, we renegotiated our agreement with CMCP to reduce the monthly retainer fee from $15,000 per month to $5,000 per month and to change the placement fee from 8% of the gross equity proceeds and warrants equal to 8% of the shares placed by Chadbourn, to a cash fee of 8% for the first $1.0 million of gross proceeds, declining by 1% for each subsequent $1.0 million of gross proceeds raised (to a minimum fee of 4%), and warrants equal to 4% of the shares placed by Chadbourn. The retainer includes payment for the services of Mr. Cagan as Chairman of our Board of Directors.

         In connection with the founding of our company, 18,000,000 shares of Old NGS common stock were directly and indirectly purchased by various parties as founder's shares, including, 1,000,000 shares by Robert S. Herlin as an incentive to act as our President and CEO; 1,000,000 shares by Liviakis Financial Communications, Inc., our investor relations firm; 7,500,000 shares by Mr. Cagan; and 5,700,000 by Eric M. McAfee, a Managing Director of CMCP.

         During fiscal 2006, we expensed and paid CMCP $95,000 for monthly retainers, issued warrants to purchase up to 14,054 shares of our common stock to Mr. Cagan and Chadbourn and paid a $63,240 cash commission to Chadbourn in connection with capital raising services (a substantial portion of which fees accrued to the benefit of Mr. Cagan). In March 2006 Mr. Cagan loaned us $250,000, pursuant to a secured promissory note bearing interest at 10% per annum, for general working capital purposes. On June 13, 2006, we repaid the loan and accrued interest thereon, in full.

         During the fiscal year ended June 30, 2005, we issued warrants to purchase up to 91,359 and 5,427 shares of common stock to Mr. Cagan and Chadbourn, respectively, in connection with capital raising services. During the same period, we paid total cash commissions of $257,890 to Mr. Cagan and Chadbourn, in connection with capital raising activities. During the fiscal year ended June 30, 2005, we expensed and paid CMCP $180,000 for monthly retainers earned in fiscal 2005, and paid $60,000 for monthly retainers earned, but unpaid, during fiscal 2004.

         From August through December, 2004, Mr. Cagan loaned us, through a series of advances, $920,000, pursuant to a secured promissory note bearing interest at 10% per annum and a 5% origination fee, earmarked for our purchase of working interests in the Tullos Urania Field in Louisiana, working capital and certain costs related to the closing of our loan facility with a third party. On February 15, 2005, we repaid this note, totaling $953,589 with accrued interest, in full.

Executive Officers of the Company

         Set forth below is information regarding our executive officers including their ages, positions with our company and principal occupations and employers for at least the last five years. For information concerning executive officers' ownership of our common stock, see "Beneficial Owners of More Than Five Percent of our Company's Common Stock; Shares Held by Directors and Executive Officers."

         For information regarding Robert S. Herlin, our President and Chief Executive Officer, see "Proposal I - Election of Directors."

         Sterling H. McDonald (57). Mr. McDonald joined Old NGS as Chief Financial Officer in 2003 and has served as our Chief Financial Officer since the merger of Old NGS into our company in May 2004. Since joining us, Mr. McDonald has also been responsible for our administrative functions. From 1999 to 2003, Mr. McDonald acted as an independent consultant and interim Chief Financial Officer to various companies. From 1997 to 1999, he served as Chief Financial Officer for PetroAmerican Services, a subsidiary of an integrated NYSE-traded oil and gas company. Previously, he served as Chief Financial Officer of PetroStar Energy, an exploration and production company, and Treasurer of Reading and Bates Corporation, a NYSE-traded international offshore drilling services, exploration and production company. Mr. McDonald holds an MBA, with highest academic achievement, from the University of Tulsa.

         Daryl V. Mazzanti (44). Mr. Mazzanti joined our company as our Vice President of Operations in July 2005, to lead all of our oil and gas operations. From 1985 to 2005, Mr. Mazzanti was employed by Union Pacific Resources (UPR) and Anadarko Petroleum (the successor to UPR), where he managed operational, engineering and geotechnical teams responsible for oil and gas fields in Texas, Oklahoma, Louisiana, the Rockies and offshsore Gulf of Mexico. His duties included overseeing up to 1,200 horizontal wells, optimizing artificial lift methods for a 750 well program and supervising multi-rig drilling and service programs. Mr. Mazzanti began his career in 1985 as a Development Engineer with Champlin Oil (the predecessor to UPR), where he was responsible for drilling, completion, workover, recompletion, reservoir analysis and surface facility optimization across Texas and offshore Gulf of Mexico Mr. Mazzanti holds a Bachelor of Science in Petroleum Engineering, with distinction, from the University of Oklahoma at Norman.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation for services in all capacities to our company for the fiscal years ended June 30, 2006, June 30, 2005 and June 30, 2004, for our Chief Executive Officer (Robert S. Herlin), Sterling H. McDonald and Daryl V. Mazzanti (the "Named Executives"). We had no other executive officers during fiscal 2006.

                           SUMMARY COMPENSATION TABLE


                                                                                                     Long Term
                                                    Annual Compensation                          Compensation Awards
                                 -------------------------------------------------------------- --------------------
                                                                                 Other               Securities
                                    Fiscal                                       Annual          Underlying Options/
   Name and Principal Position       Year         Salary          Bonus        Compensation          SARS (#)(1)
-------------------------------- -------------------------------------------------------------- --------------------
Robert S. Herlin                     2006        $187,375       $105,000               -0-             400,000
  President and CEO (2) (3)          2005        $180,000             -0-              -0-             787,500
                                     2004        $138,750             -0-              -0-             250,000

Sterling H. McDonald
Treasurer and CFO (2)                2006        $154,167        $60,000               -0-             300,000
                                     2005        $135,000        $50,000               -0-             350,000
                                     2004        $ 77,000             -0-              -0-             250,000

Daryl V. Mazzanti
Vice President-Operations            2006        $155,000       $126,250          $40,250 (4)          700,000


         (1) Represents the number of options and warrants to acquire common stock granted during the applicable fiscal year.

         (2) Mr. Herlin and Mr. McDonald have served as President and CEO, and Treasurer and CFO, respectively, of our company from May 24, 2004. During all periods indicated prior to May 24, 2004, they served in the same capacities at Old NGS (the private entity that merged with the publicly traded entity).

         (3) We previously entered in a Resources Agreement with Tatum CFO Partners, LLC in connection with the employment of Mr. Herlin. This agreement is detailed under "Employment Agreements" below. Mr. Herlin does not directly share in compensatory benefits paid to Tatum CFO Partners, LLC.

         (4) Represents the value of 25,000 shares of common stock granted to Mr. Mazzanti under the Company's 2004 Stock Plan, based on a value of $1.61 per share (the closing market price of our common stock as of the grant date of such shares).

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to stock options granted to the Named Executives during the fiscal year ended June 30, 2006, and the value of unexercised stock options at that year's end. No options were exercised by any of the Named Executives during fiscal 2006.


                                  Number of           % of Total
                                 Securities          Options/SARs
                                 Underlying           Granted to
                                Options/SARs         Employees in       Exercise or Base
           Name                  Granted (#)           Period(1)          Price ($/sh)         Expiration Date
---------------------------- -------------------- -------------------- -------------------- ----------------------
Robert S. Herlin                     400,000                   26%            $1.41         February 15, 2016
Sterling H. McDonald                 300,000                   19%            $1.41         February 15, 2016
Daryl V. Mazzanti                    550,000                   36%            $1.61         June 23, 2015
Daryl V. Mazzanti                    150,000                   10%            $2.55         May 5, 2016


         (1) Calculated on the basis of 800,000 stock options granted under our 2004 Stock Plan and 750,000 warrants granted to employees during fiscal 2006.

               EMPLOYMENT AGREEMENTS; CHANGE IN CONTROL AGREEMENTS

Executive Employment Agreement: Robert S. Herlin

         On September 23, 2003, Natural Gas Systems, Inc., a Delaware corporation ("Old NGS"), a subsidiary of Natural Gas Systems, Inc., a Nevada corporation (the "Company"), entered into an Executive Employment Contract (the "Original Herlin Employment Contract") with Robert S. Herlin for Mr. Herlin to serve as President and Chief Executive Officer. Pursuant to the Original Herlin Employment Contract, Mr. Herlin was granted a stock option to purchase 250,000 shares of Old NGS common stock with an exercise price equal to $0.001 per share vesting over four years, that was to be cancelled when the Company granted warrants to Tatum CFO Partners, LLP, a provider of contract CFO's and other executive level executives ("Tatum"), in connection with Mr. Herlin's status as a partner of Tatum and certain other services to be provided by Tatum. In addition, under the Original Herlin Employment Contract Mr. Herlin received an annual salary of $180,000, an annual discretionary bonus of up to $180,000 and a six month severance package, and purchased 1,000,000 shares of common stock of Old NGS, with Old NGS having a repurchase right under a reverse vesting arrangement over 27 months (the "Stock Purchase Agreement"). The Original Herlin Employment Contract and Stock Purchase Agreement were assumed by us when our subsidiary merged with Old NGS in May 2004. In addition, the stock options were exchanged in the merger for stock options exercisable for shares of our common stock.

         On April 4, 2005, we entered into an Executive Employment Contract (the "New Herlin Employment Contract") with Mr. Herlin. The New Herlin Employment Contract supersedes the Original Herlin Employment Contract. Pursuant to the New Herlin Employment Contract, Mr. Herlin continues to serve as our President and Chief Executive Officer, receiving an annual salary of $180,000, which increased to $210,000 in April 2006, and a one year severance package. Mr. Herlin is also eligible to receive a discretionary bonus equal to 100% of his annual salary. As a bonus for fiscal 2005, Mr. Herlin was allowed to retain the 250,000 stock options granted to him under the Original Employment Agreement after the grant of warrants to Tatum. We also entered into a new agreement with Tatum, which supersedes the original agreement with Tatum and provides for us to grant Tatum a warrant to purchase up to 262,500 shares of our common stock, exercisable at $0.001 per share over a five-year period. We refer you to "Amended and Restated Agreement with Tatum Partners."

         On April 4, 2005, Mr. Herlin was granted a stock option to purchase up to 500,000 shares of our common stock, with an exercise price equal to $1.80 per share that vests over four years, as well as a warrant to purchase up to 287,500 shares of our common stock, with an exercise price equal to $1.80 per share that vests over eighteen months, both of which have with certain acceleration provisions based on involuntary termination and change of control.

         On February 15, 2006, Mr. Herlin was granted a warrant to purchase up to 400,000 shares of our common stock, with an exercise price of $1.41 per share. In lieu of a cash bonus, that portion of the option to purchase 150,000 shares was fully vested as of its grant date, with the remaining portion of the option vesting over a four-year period..

Amended and Restated Agreement with Tatum Partners.

         In September 2003, Old NGS entered into a Resources Agreement with Tatum (the "Original Tatum Contract"). The Original Tatum Contract provided for Tatum to make available to Old NGS the services of its partner, Mr. Herlin, and provide access to various Tatum resources in exchange for sharing of Mr. Herlin's compensation from Old NGS. The Original Tatum Contract was assumed by us when our subsidiary merged with Old NGS in May 2004.

         On April 4, 2005, we executed an Amended and Restated Resources Agreement (the "Amended and Restated Tatum Contract") with Tatum. Pursuant to the Amended and Restated Tatum Contract, Tatum will receive $12,000 per year in exchange for our access to its services. In addition, we granted Tatum a warrant to purchase up to 262,500 shares of our common stock, exercisable at $0.001 per share over a period of five years.

Executive Employment Agreement: Sterling H. McDonald

         On November 10, 2003, Old NGS entered into an Executive Employment Contract with Sterling H. McDonald for Mr. McDonald to serve as Chief Financial Officer (the "Original McDonald Employment Contract"). The Original McDonald Employment Contract provided for a grant of a stock option to purchase up to 250,000 shares of common stock of Old NGS, with an exercise price of $0.25 per share that vests over 48 months. In addition, under the Original McDonald Employment Contract Mr. McDonald received an annual salary of $120,000, an annual discretionary bonus, and a maximum six-month severance package. The Original McDonald Employment Contract was assumed by us when our subsidiary merged with Old NGS in May 2004. In addition, the stock options were exchanged in the merger for stock options exercisable for shares of our common stock.

         On April 4, 2005, we entered into an Executive Employment Contract (the "New McDonald Employment Contract") with Mr. McDonald. The New McDonald Employment Contract supersedes the Original McDonald Employment Contract, with the exception that Mr. McDonald retained the stock options under the terms previously granted. Pursuant to the New McDonald Employment Contract, Mr. McDonald continues to serve as our Chief Financial Officer at an annual salary of $150,000. Mr. McDonald is also eligible to receive an annual discretionary bonus equal to 75% of his annual salary, and a six-month severance package, which may be increased to one year under conditions related to a change of control.

         On April 4, 2005, Mr. McDonald was granted a stock option to purchase up to 350,000 shares of our common stock at an exercise price of $1.80 per share, vesting over four years, with certain acceleration provisions based on involuntary termination and change of control.

         On February 15, 2006, Mr. McDonald was granted a stock option to purchase up to 150,000 shares of our common stock at an exercise price of $1.41 per share. In lieu of a cash bonus, that portion of the option to purchase 100,000 shares was fully vested as of its grant date, with the remaining portion of the option vesting over a four-year period. On February 15, 2006, Mr. McDonald was also granted a warrant to purchase up to 150,000 shares of our common stock at an exercise price of $1.41 per share vesting over a four-year period. The compensation committee increased Mr. McDonald's base pay from $150,000 to $160,000 annually effective February 1, 2006.

Executive Employment Agreement: Daryl V. Mazzanti

         On June 23, 2005, we entered into an Executive Employment Contract with Mr. Daryl V. Mazzanti for Mr. Mazzanti to serve as Vice President of Operations of our company (the "Employment Contract"). Under the Employment Contract, Mr. Mazzanti receives an annual salary of $155,000, a discretionary bonus of up to 75% of his annual salary, and a six month severance package. The Employment Contract provided for a grant of up to 350,000 stock options under our 2004 Stock Plan, exercisable at $1.61 per share and vesting quarterly over four years ("Stock Option Agreement"). Further, Mr. Mazzanti received a sign on bonus of a grant of 25,000 shares of our common stock under the 2004 Stock Plan and a cash payment of $10,000. In addition, we granted Mr. Mazzanti a warrant to purchase up to 200,000 shares of our common stock at an exercise price of $1.61 per share, vesting over four years. On May 5, 2006, Mr. Mazzanti was granted an option to purchase up to 150,000 shares of our common stock at an exercise price of $2.55 per share, vesting over four years.

Report of the Audit Committee

         Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

         The responsibilities of the Audit Committee include providing oversight to Evolution Petroleum Corporation's financial reporting process through periodic meetings with Evolution Petroleum Corporation's independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. The management of Evolution Petroleum Corporation is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on our senior management, including senior financial management, and its independent auditors.

         We have reviewed and discussed with senior management Evolution Petroleum Corporation's audited financial statements included in the fiscal 2006 Annual Report on Form 10-KSB. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with accounting principles generally accepted in the United States.

         We have discussed with Hein & Associates LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of Evolution Petroleum Corporation's financial statements with respect to (i) their responsibility under auditing standards generally accepted in the United States,
(ii) significant accounting policies, (iii) management judgments and estimates,
(iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

         We have received from Hein & Associates LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Hein & Associates LLP and Evolution Petroleum Corporation that in its professional judgment may reasonably be thought to bear on independence. Hein & Associates LLP has discussed its independence with us. Hein & Associates LLP confirmed in its letter, in its professional judgment, it is independent of Evolution Petroleum Corporation within the meaning of the federal securities laws.

         Based on the review and discussions described above with respect to Evolution Petroleum Corporation's audited financial statements included in Evolution Petroleum Corporation's fiscal 2006 Annual Report on Form 10-KSB, we have recommended to the Board of Directors that such financial statements be included in Evolution Petroleum Corporation's Annual Report on Form 10-KSB.

         It is not the duty of the Audit Committee to plan or conduct audits or to determine that Evolution Petroleum Corporation's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and our independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of our independent auditors with respect to such financial statements.

                                                  Respectfully submitted,

                                                  Audit Committee

                                                  Gene Stoever
                                                  E. J. DiPaolo
                                                  William Dozier
Independent Public Auditors

         Aggregate fees billed to us for professional services by Hein & Associates LLP during the fiscal years ended June 30, 2006 and June 30, 2005 were as follows:


                                Twelve Months Ended            Twelve Months Ended
                                   June 30, 2006                  June 30, 2005
                          -----------------------------  ------------------------------
Audit Fees                             $74,703                       $95,313

Audit-Related Fees                           0                             0

Tax Fees                               $64,409                       $29,736

All Other Fees                         $27,328                       $17,710


         In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees we paid Hein & Associates LLP for professional services for the audit of our consolidated financial statements included in our Form 10-KSB, and the review of financial statements included in our Form 10-QSBs, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and "tax fees" are fees for tax compliance, tax advice and tax planning. "All other fees" primarily relate to fees for the review of our registration statement on file with the Securities and Exchange Commission.

         All of the audit related services and tax fees were pre-approved by our Audit Committee.

         The Audit Committee has considered the compatibility of the non-audit services provided by Hein & Associates LLP to Hein & Associates LLP's continued independence and has concluded that the independence of Hein & Associates LLP is not compromised by the performance of such services.

Pre-Approval of Services by External Auditor

         The Audit Committee has adopted policies and procedures for the pre-approval of the audit and non-audit services performed by the independent auditors in order to ensure that the provision of such services does not impair the auditors' independence. The Audit Committee approves all audit fees and terms for all services provided by the independent auditors, and considers whether these services are compatible with the auditors' independence. The Chairman of the Audit Committee may approve additional proposed services that arise between Committee meetings provided that the decision to approve the service is presented at the next scheduled Committee meeting. All non-audit services provided by the independent auditors must be pre-approved by the Audit Committee Chairman prior to the engagement. The Audit Committee pre-approved all audit and permitted non-audit services by Hein & Associates LLP in fiscal 2006.

                                   PROPOSAL II

                        PROPOSAL TO RATIFY APPOINTMENT OF
               HEIN & ASSOCIATES LLP AS OUR COMPANY'S AUDITORS

         The Audit Committee of our Board of Directors has approved Hein & Associates LLP as our company's independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2007. From June 30, 2004 through June 30, 2006, Hein & Associates LLP served as our independent auditors and also provided certain tax consulting and other accounting services. We are not required to seek stockholder approval for the appointment of our independent auditors; however, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

         The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Hein & Associates LLP as our independent auditors.

         Representatives of Hein & Associates LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") at our next annual meeting of stockholders to be held in 2007 must be received by Evolution Petroleum Corporation on or before June 30, 2007. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the Proxy Statement and Proxy in 2007. Any such proposal should be directed to the secretary of our company at the principal executive offices of Evolution Petroleum Corporation located at 820 Gessner, Suite 1340, Houston, Texas 77024.

                                  OTHER MATTERS

Expenses of Solicitation

         The cost of soliciting proxies in the accompanying form will be borne by Evolution Petroleum Corporation. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of Evolution Petroleum Corporation, personally or by telephone, facsimile or email.

Miscellaneous

         Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report

         A copy of the Company's Annual Report on Form 10-KSB without exhibits, for the fiscal year ended June 30, 2006 filed with the Securities and Exchange Commission accompanies this Proxy Statement. Copies of the Form 10-KSB exhibits are available without charge. Stockholders who would like such copies should direct their requests in writing to: Evolution Petroleum Corporation, Inc., 820 Gessner, Suite 1340, Houston, Texas 77024, Attention: Sterling H. McDonald.

                                         By Order of the Board of Directors

                                         /s/  Laird Q. Cagan
                                         ---------------------------------------
                                         Laird Q. Cagan, Secretary

                                    P R O X Y

                        EVOLUTION PETROLEUM CORPORATION,
                              a Nevada Corporation


                         ANNUAL MEETING OF STOCKHOLDERS
                                December 6, 2006

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Robert S. Herlin and Sterling H. McDonald, or either of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Evolution Petroleum Corporation, Inc. held of record by the undersigned on October 27, 2006 at the Annual Meeting of Stockholders to be held at the Company's offices at 820 Gessner Street, Suite 1340, Houston Texas 77024 on Wednesday, December 6, 2006, at 2:00 p.m. (local time), or any adjournments or postponement thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         1. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.

         |_| FOR all nominees listed below        |_| WITHHOLD AUTHORITY to
             (except as marked to the                 vote for all nominees
              contrary below)                         listed below

         Nominees:  Robert S. Herlin, Laird Q. Cagan, Gene Stoever,
                    E. J. DiPaolo and William Dozier

        (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

         2. Proposal to ratify appointment of Hein & Associates, LLP, as independent auditors.

         |_| For          |_|    Against          |_|  Abstain

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


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

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2. I understand that I may revoke this Proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to the commencement of the Annual Meeting.


Dated:__________________________



________________________________
Signature

________________________________
Signature if Held Jointly

________________________________
Number of Shares


Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a Partnership, sign in the name of the Partnership name by an authorized person. Please mark, sign, date and return the Proxy promptly using the enclosed envelope.


                                       19